                                                                   EXHIBIT 10.23

                               AMENDMENT NO. 2 TO
                              EMPLOYMENT AGREEMENT


DATE: February 28, 2003


                             PARTIES AND ADDRESSES:

         CorVu Corporation
         3400 West 66th Street, Suite 445
         Edina, MN  55345                                        (the "Company")


         Justin MacIntosh
         Level 4, 1 James Place
         North Sydney NSW 2060 AUSTRALIA                           ("Executive")


RECITALS:

         A. The Company is a Minnesota corporation engaged principally in the business of developing, manufacturing and selling business software programs.

         B. Executive is currently employed as the Company's Chairman, President and Chief Executive Officer pursuant to an employment agreement effective as of July 1, 1999, as amended effective as of January 1, 2001 (the "Agreement").

         C. In consideration of the Company's business performance and to provide further incentives to Executive, the Company and Executive desire to amend the compensation provisions of the Agreement.

AGREEMENTS:

         In consideration of the mutual promises and undertakings set forth herein, the Company and Executive agree as follows:

         1. Article 2.1(c) "Bonus Compensation" of the Agreement is deleted and replaced by the following provision:

                           "(c) Bonus Compensation. In addition to the base salary, Employer shall be eligible to receive bonus compensation based on the Company's achievement of certain pre-determined audited annual earnings before income taxes ("EBT") for the Company's fiscal year 2003. The Compensation Committee of the Company's board of directors has approved the following bonus compensation criteria for such fiscal years:

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
                           ---------------------------------- ----------------------------------
                                      AUDITED                                  EBT
                           ---------------------------------- ----------------------------------
                           Up to $500,000                     Twenty percent (20%) of EBT
                           ---------------------------------- ----------------------------------
                           $500,001 to $1,500,000             Fifteen percent (15%) of EBT
                           ---------------------------------- ----------------------------------
                           $1,500,001 to $3,500,000           Ten percent (10%) of EBT
                           ---------------------------------- ----------------------------------
                           Over $3,500,000                    Five percent (5%) of EBT
                           ---------------------------------- ----------------------------------

                           Fifty percent (50%) of Executive's bonus compensation pursuant to this subdivision, if any, will be paid to Executive on a quarterly basis in one or more installments, as cash allows, after the filing of the unaudited financial statements for the completed fiscal quarter as filed with the Securities and Exchange Commission (SEC). The remainder of Exeuctive's bonus compensation pursuant to this subdivision, if any, will be paid to Executive in one or more installments, as cash allows, after the filing of the audited financial statements for the completed fiscal year as filed with the SEC. Executive's bonus compensation, if any, shall be subject to withholding for income and FICA taxes and any other proper deductions. Notwithstanding anything to the contrary, the Company's payment of bonus compensation to Executive in the event Executive does not remain in Company's employ for the full then current fiscal year shall be controlled by Paragraph
                           2.2 of this Agreement."

2. The parties agree that this Amendment to Employment Agreement shall be retroactively effective as of July 1, 2002.

3. Except as amended herein, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Employment Agreement effective as of July 1, 2002.

/s/ Justin M. MacIntosh
------------------------------------------
Justin M. MacIntosh

CorVu Corporation

By:      /s/ David C. Carlson
    --------------------------------------
Its: Chief Financial Officer


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